UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 18, 2021

Date of report (Date of earliest event reported)

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Redwood Shores Parkway Redwood City, California 94065-1175 (650) 628-1500
(Address of principal executive offices, zip code, telephone numbers)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Ms. Rachel A. Gonzalez to the Board of Directors

On November 18, 2021, the Board of Directors (the “Board”) of Electronic Arts Inc. (“EA” or the “Company”) increased the number of authorized directors of EA to nine from eight and appointed Ms. Rachel A. Gonzalez to the Board. Ms. Gonzalez has served as Executive Vice President and General Counsel of Starbucks Corporation since April 2018, overseeing legal and regulatory affairs, global security and ethics and compliance. Prior to joining Starbucks, Ms. Gonzalez served as Executive Vice President and Chief Administrative Officer of Sabre Corporation, from May 2017 to April 2018 and as Sabre’s Executive Vice President and General Counsel from September 2014 to May 2017. The Board has determined that Ms. Gonzalez meets the independence requirements of the Securities and Exchange Commission and the NASDAQ Stock Market Rules. Ms. Gonzalez was also appointed to serve on the Nominating and Governance Committee of the Board of Directors.

Ms. Gonzalez will receive restricted stock units with a value of $195,000 issued under EA’s 2019 Equity Incentive Plan (the “EIP”), which reflects the pro-rated portion of the restricted stock units granted to each of our non-employee directors who were elected at the 2021 annual meeting of EA’s stockholders. These restricted stock units will vest, subject to the terms of the EIP, on the earlier of (1) August 12, 2022 and (2) the 2022 annual meeting of EA’s stockholders. In addition, Ms. Gonzalez will receive a pro-rated portion of the Board and Nominating and Governance Committee annual retainer to reflect her service during the 2021-22 Board year.

In connection with her appointment, Ms. Gonzalez entered into EA’s standard indemnity agreement for members of the Board, a copy of which is filed as Exhibit 10.06 to the Company’s Form 10-K filed on June 4, 2004. Ms. Gonzalez was not appointed to the Board as a result of any arrangement or understanding with any other person and has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A press release announcing Ms. Gonzalez’s appointment to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Amendment and Restatement of the Company’s Change in Control Plan

On November 19, 2021, the Board approved an amendment and restatement of the Company’s Change in Control Plan, effective November 19, 2021 (the “Amended and Restated Change in Control Severance Plan”). The restatement resulted from a periodic review of the plan, which was due to expire in February 2023, and does not modify the severance benefit levels under the plan, which are described in the Company’s definitive proxy statement filed on June 25, 2021. The material amendments include: (i) harmonizing the treatment of performance-based equity awards under the plan with the double-trigger change in control provisions in the Company’s form of performance-based equity award agreement (as described in the Company’s Form 8-K filed on May 25, 2021 and filed as Exhibit 10.2 thereto); (ii) reducing the number of employees designated as Specified Employee due to the Company’s recent organizational changes (as described in Exhibit 99.1 to the Company’s Form 8-K filed on September 30, 2021); and (iii) making clarifications to reduce ambiguity. The expiration date of the plan was extended to November 19, 2027.

The foregoing summary of the Amended and Restated Change in Control Severance Plan is not complete and is qualified in its entirety by reference to the Amended and Restated Change in Control Severance Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Any capitalized term used and not defined in this Current Report on Form 8-K shall have the same meaning set forth in the Amended and Restated Change in Control Severance Plan.

Item 8.01	Other Events

Amendments to the Company’s Corporate Governance Guidelines

On November 19, 2021, the Board approved amendments to the Company’s Corporate Governance Guidelines to reflect best practice with respect to the authority and responsibility of the Company’s Lead Independent Director and to decrease the maximum number of total boards on which EA’s directors may serve.

The increased authority and responsibility of EA’s Lead Independent Director includes approval of the agenda for Board meetings and determining the timing and length of Board meetings to assure there is sufficient time for discussion of all agenda items, each along with the Board Chair. Along with the Company’s Nominating and Governance Committee, the Lead Independent Director will oversee the annual review of the Company’s Chief Executive Officer and the process for the Board’s annual self-evaluation. The Lead Independent Director will also expressly facilitate discussion among independent directors on key issues and concerns and provide that feedback and perspective to the Board Chair.

The increased authority and responsibility of EA’s Lead Independent Director is additive to the Lead Independent Director’s current role, which include the ability to call meetings of the independent directors, presiding over executive sessions of the Board, assessing the timeliness of information communicated from management and the Board and overseeing the Board’s stockholder communication policies and procedures.

Members of the Board that are currently Section 16 officers of public companies may now serve on a total of two public company boards. Members of the Board that are not Section 16 officers of public companies may serve on a total of four public company boards. Previously, EA’s CEO could serve on a total of three public company boards and all other directors could serve on a total of five public company boards. The Board implemented these changes to promote ongoing engagement among Board members and to align with market developments.

This summary of changes to the Company’s Corporate Governance Guidelines is not complete and is qualified by reference to the full text of the Company’s Corporate Governance Guidelines which can be accessed on the Company’s IR website at http://ir.ea.com. The materials contained on the Company’s IR website is not incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Electronic Arts Inc. Amended and Restated Change in Control Severance Plan*

99.1	Press release dated November 19, 2021 announcing Ms. Rachel Gonzalez’s appointment to the Board of Directors of Electronic Arts Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Management Contract or compensatory plan or arrangement

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Electronic Arts Inc. Amended and Restated Change in Control Severance Plan*

99.1	Press release dated November 19, 2021 announcing Ms. Rachel Gonzalez’s appointment to the Board of Directors of Electronic Arts Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.
(Registrant)

Date: November 19, 2021	By:	/s/ Jacob J. Schatz
	Name:	Jacob J. Schatz
Executive Vice President and Chief Legal Officer